SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2010

Public Service Company of Colorado
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

001-3280	84-0296600
(Commission File Number)	(IRS Employer Identification No.)

1800 Larimer Street, Suite 1100, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.	Other Events.

On November 8, 2010, Public Service Company of Colorado, a Colorado corporation, (PSCo) entered into an Acceptance, Assignment and Assumption Agreement (the Assumption Agreement) with U.S. Bank Trust National Association (the Trustee) and U.S. Bank National Association (the Successor Trustee), pursuant to which the Trustee under our Indenture, dated October 1, 1993, as amended, supplemented and restated, will be replaced by the Successor Trustee, which appointment and replacement will be effective November 8, 2010.

PSCo is filing this Current Report on Form 8-K for the purpose of filing the Assumption Agreement as an exhibit and updating exhibit 25(a) to its Registration Statement on Form S-3 (File No. 333-169772), and  exhibit 25(a) hereto is hereby incorporated into such Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

4.01	Acceptance, Assignment and Assumption Agreement, dated November 8, 2010, by and among PSCo, U.S. Bank Trust National Association and U.S. Bank National Association.

25(a)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Successor Trustee under the Indenture, dated October 1, 1993, as amended, supplemented and restated.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Company of Colorado (a Colorado Corporation)

By /s/ George E. Tyson II
Name: George E. Tyson II
Title:Vice President and Treasurer

Date:  November 8, 2010

Exhibit Index

Exhibit	Description

4.01	Acceptance, Assignment and Assumption Agreement, dated November 8, 2010, by and among PSCo, U.S. Bank Trust National Association and U.S. Bank National Association.

25(a)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Successor Trustee under the Indenture, dated October 1, 1993, as amended, supplemented and restated.